CUSIP No.	G89982105	Schedule 13D/A

EXHIBIT 1
AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D
     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13D and any further amendments thereto need be filed with respect to the beneficial ownership by each of the undersigned of shares of common stock of TransAtlantic Petroleum Ltd., a body corporate incorporated under the laws of Bermuda, and further agree that this Agreement as to Joint Filing of Schedule 13D (this “Joint Filing Agreement”) be included as an exhibit to the Schedule 13D, provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: May 17, 2011	DALEA PARTNERS, LP

	By:	Dalea Management, LLC,
its general partner

	By:	/s/ N. Malone Mitchell, 3rd
		Name:	N. Malone Mitchell, 3rd
		Title:	Manager

DALEA MANAGEMENT, LLC
	By:	/s/ N. Malone Mitchell, 3rd
		Name:	N. Malone Mitchell, 3rd
		Title:	Manager

RIATA TRANSATLANTIC LLC
	By:	/s/ N. Malone Mitchell, 3rd
		Name:	N. Malone Mitchell, 3rd
		Title:	Manager

LONGFELLOW ENERGY, LP
	By:	Deut 8, LLC,
its general partner

	By:	/s/ N. Malone Mitchell, 3rd
		Name:	N. Malone Mitchell, 3rd
		Title:	Manager

DEUT 8, LLC
	By:	/s/ N. Malone Mitchell, 3rd
		Name:	N. Malone Mitchell, 3rd
		Title:	Manager

CUSIP No.	G89982105	Schedule 13D/A

ANBE HOLDINGS, LP
By:	ANBE LLC,
its general partner

By:	/s/ N. Malone Mitchell, 3rd
	Name:	N. Malone Mitchell, 3rd
	Title:	Manager

ANBE LLC
By:	/s/ N. Malone Mitchell, 3rd
	Name:	N. Malone Mitchell, 3rd
	Title:	Manager

/s/ N. Malone Mitchell, 3rd
N. MALONE MITCHELL, 3rd

/s/ Amy Mitchell
AMY MITCHELL

/s/ Alexandria Nicole Mitchell Jacobs
ALEXANDRIA NICOLE MITCHELL JACOBS

/s/ Noah Malone Mitchell, 4th
NOAH MALONE MITCHELL, 4th

/s/ Stevenson Briggs Mitchell
STEVENSON BRIGGS MITCHELL

ELIZABETH LEE MITCHELL
By:	/s/ N. Malone Mitchell, 3rd
	Name:	N. Malone Mitchell, 3rd
As: Guardian